Exhibit 10.55

                                     LEASE

                THIS LEASE, made this 28th day of March 2001, by and between SAMUEL C. POWELL and KAREN G. POWELL, individual residents of the State of North Carolina (hereinafter referred to collectively as "Landlord"), and MEDTOX SCIENTIFIC, INC., a Delaware corporation (hereinafter referred to as "Tenant").

                                WITNESSTH THAT:
                                ---------------

                  1.00 PREMISES. For and in consideration of Ten and No/100 Dollars ($10.00) paid by Tenant to Landlord (receipt whereof is hereby acknowledged by Landlord) and in further consideration of the rentals herein reserved and agreed to be paid and of the covenants herein contained and provided, Landlord hereby leases unto Tenant, and Tenant hereby leases from Landlord, that certain approximately 40,000 square foot building located in the City of Burlington, Alamance County, North Carolina, commonly known as the "Nova Building", more particularly described on Exhibit A attached hereto and incorporated herein (the "Building"), together with all other improvements including all driveways, parking lots, walkways, landscaping and other appurtenances thereto (collectively referred to herein, together with the Building, as the "Improvements") together with the land upon which the Improvements are located (the "Property"), said Property being a portion of the tract of land described on Exhibit A-1 attached hereto and incorporated herein (the Property, together with the Improvements, is hereinafter referred to as the "Demised Premises"). Tenant shall have the right to use the Demised Premises as a laboratory facility or for any other purpose in compliance with all applicable governmental laws, rules and regulations. Landlord represents and warrants to Tenant that, as of the date of this Lease, the Demised Premises and the current and intended use thereof are in compliance with all applicable laws, rules, ordinances and restrictive covenants affecting the Demised Premises, including, without limitation, the Americans With Disabilities Act of 1990 and all applicable zoning ordinances.


                  2.00  TERM.

     2.01 Initial Term. Upon all the terms and conditions of this Lease, Tenant shall have and hold the Demised Premises for an initial term beginning on April 1, 2001. (hereinafter referred to as the "Commencement Date") and ending at midnight on that certain calendar day one (1) day prior to the tenth (10th) anniversary of the Commencement Date, unless said initial term of this Lease is sooner terminated or extended as specifically hereinafter provided.

                  2.02 Option to Extend. Landlord hereby grants to Tenant one
(1) option to extend the Term for a period of five (5) years, such option to be exercised by Tenant giving written notice of its exercise to Landlord in the manner provided in this Lease at least one hundred twenty (120) days prior to the expiration of the term. The Monthly Rental for the Demised Premises for the extension term shall be subject to a one-time adjustment at the beginning of the extension term and shall be calculated by multiplying the Monthly Rental for the Demised Premises during the last year of the initial ten (10) year term of the Lease by a fraction, the numerator of which shall be the CPI (as hereinafter defined) for the month most recently published prior to exercise by Tenant of the extension option and the denominator of which shall be the CPI for the month immediately preceding the month in which the Commencement Date occurs. Such Monthly Rental shall not be subject to any additional increase during the extension term. For purposes of this section, "CPI" shall mean the Consumer Price Index published by the Bureau of Labor Statistics of the United States Department of Labor for All Urban Consumers (CPI-U) for the South Region for the Size Class which encompasses Greensboro, North Carolina (1982-84=100).

                  3.00  RENTAL.
                  3.01 Monthly Rental. As gross Monthly Rental for the Demised Premises, Tenant shall pay the sum of $16,452.33, in advance, on the first day of each month of the initial ten (10) year term. Landlord hereby directs Tenant to make all such payments to Landlord at the following address:
                           Samuel C. Powell
                           P.O. Box 2104
                           Burlington, North Carolina  27216-2104

                  3.02 Gross Rental. Monthly Rental hereunder shall be gross to Landlord, and during the entire term of this Lease Tenant shall have no cost, obligation, responsibility or liability whatsoever for, and Landlord hereby agrees that it shall be responsible for and shall pay directly, the cost of (i) all ad valorem taxes (including sanitary taxes) and all other assessments and levies, general or special, ordinary or extraordinary, of every nature or kind whatsoever which may be fixed, charged, levied, assessed or otherwise imposed upon the Demised Premises as it presently exists or as it may hereafter be improved, (ii) all insurance for the Demised Premises, as more particularly described in Paragraph 5 below, except as otherwise set forth in Paragraph 5, and (iii) all repairs and maintenance of or to the Demised Premises, except as set forth in Paragraph 6.02 below.
                  3.03 Late Charge. If Tenant shall default in the payment of any Monthly Rental as and when due hereunder and such default shall continue for a period of ten (10) calendar days after written notice by Landlord, then a late charge equal to five percent (5%) of the past due amount shall be immediately due and payable by Tenant to compensate Landlord for its costs and expenses incurred as a result of such late payment.

     4.00    ALTERATIONS TO THE DEMISED PREMISES.

     4.01 Alterations. Tenant shall have the right, but not the obligation, to make any and all interior improvements to the Demised Premises which Tenant desires, so long as the value of the Improvements is not reduced. All such improvements shall be constructed in Tenant's name, lien-free and in a good and workmanlike manner using good quality materials; the cost of all such improvements shall be borne solely by Tenant and shall in no event result in any expense to Landlord except as otherwise set forth in Paragraph 4.03 below.

     4.02 Landlord Approval. Notwithstanding the foregoing, Landlord shall have the prior right to approve or disapprove in writing Tenant's written plans and specifications and drawings for any proposed improvements which will materially adversely affect the mechanical, electrical, or plumbing systems or the structure or value of the Improvements. Tenant shall not commence construction of any improvements requiring Landlord's approval until such written approval of Tenant's said plans, specifications and drawings have been obtained from Landlord in accordance with this paragraph. Landlord shall not unreasonably withhold or condition its approval to such plans of Tenant and shall notify Tenant, in writing, of its approval or disapproval within five (5) business days after Tenant's request therefor. If Landlord fails to respond within such five
(5) business day period, Tenant's plans, specifications and drawings shall be deemed approved.

     4.03 Renovation Allowance. Notwithstanding the foregoing, Tenant may elect to have Landlord pay for the cost of any alterations or improvements undertaken by or on behalf of Tenant within the Demised Premises or any equipment or trade fixtures to be used by Tenant within the Demised Premises up to an amount equal to $600,000. If Tenant so elects, Landlord shall deliver such funds to Tenant from time to time as construction of such alterations or improvements progresses upon Landlord's receipt from Tenant of a request for payment, together with lien waivers from all contractors, subcontractors, laborers or materials suppliers having performed work at the Demised Premises, and all invoices, receipts and other evidence substantiating the cost of said alterations or improvements. Any such amounts paid by Landlord shall be amortized at an annual interest rate of 9.5%, over the term of the Lease in one hundred twenty (120) equal monthly installments and the monthly amortization amount shall be added to and shall increase the Monthly Rental installments throughout the term. Within seven (7) days following the expiration or earlier termination of this Lease, Tenant shall pay to Landlord the unamortized portion, if any, of said renovation allowance.

                  5.00  DAMAGE, CASUALTY, CONDEMNATION AND INDEMNITIES.
                        -----------------------------------------------

                  5.01 Commercial General Liability Insurance. Throughout the term of this Lease, Tenant shall, at Tenant's expense, obtain and maintain in force a policy of commercial general liability insurance in the name of Tenant as insured but with Landlord named as an additional insured, such insurance to be written on an "occurrence" basis with combined single limits, for any one injury, including death, and for property damage of not less than $1,000,000.00 per occurrence. Said policy shall be issued by a reputable insurance company authorized to transact business in the State of North Carolina.
                  5.02 Casualty. Landlord shall, at Landlord expense, obtain and maintain in force a policy of "all risks" fire and property insurance on the Improvements and all alterations or additions thereto made by Tenant, in amounts at least equal to the full replacement value of the Improvements. Said policy of insurance shall be issued by a reputable insurance company authorized to transact business in the State of North Carolina. In the event of a casualty to the Demised Premises, Landlord shall be obligated, promptly after such casualty, to repair and restore all the Improvements to as good a condition as that existing prior to said casualty, unless Tenant elects to terminate this Lease by written notice to Landlord within thirty (30) days following such casualty, in which case neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease following such termination, except for those which specifically survive any such termination pursuant to the terms hereof. If Tenant does not elect to terminate this Lease and Landlord is, therefore, obligated to repair and restore the Improvements, all insurance proceeds relating to the Improvements shall be made available to Landlord for restoration, Landlord shall promptly commence such restoration and diligently pursue it to completion, and all Monthly Rental due hereunder shall be equitably reduced or abated during such restoration period.
         Landlord and Tenant hereby waive any rights each may have against the other on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, their respective property, the Demised Premises, its contents or to the other portions of the Demised Premises, arising from any risk covered by all risks fire and extended coverage insurance of the type and amount required to be carried hereunder, provided that such waiver does not invalidate such policies or prohibit recovery thereunder. The parties hereto shall cause their respective insurance companies insuring the property of either Landlord or Tenant against any such loss, to waive any right of subrogation that such insurers may have against Landlord or Tenant, as the case may be.
                  5.03 Condemnation. If at any time during the term of this Lease the entire Demised Premises is acquired by condemnation or the exercise of power of eminent domain or sale under threat thereof (such condemnation, power or sale being hereinafter collectively referred to as "Condemnation"), this Lease shall terminate at the time possession of the entire Demised Premises is surrendered, and Tenant shall then be relieved of all future payments of Monthly Rental, and Landlord and Tenant shall be relieved of all other obligations provided for in this Lease. Should at any time during the term of this Lease a material portion of the Demised Premises be acquired by a Condemnation, then

Tenant shall have the right to either (i) terminate this Lease on the date possession thereof is surrendered by providing written notice to Landlord thirty days (30) or more prior to the date on which possession shall be so surrendered informing Landlord of such termination, or (ii) cause Landlord, to the extent practicable, to restore any portion of the Improvements so taken, during which time all Monthly Rental due hereunder shall be equitably reduced or abated. If Tenant does not so terminate this Lease or cause Landlord to restore the Improvements, or if less than a material portion of the Demised Premises is so surrendered, the Monthly Rental described in Paragraph 3 hereof, shall, by virtue of a Condemnation, be equitably reduced proportionately to the percentage of said land area or Improvements so surrendered.
                  Any Condemnation award received by Landlord hereunder shall be the sole property of Landlord; provided, however, that if Tenant does not terminate this Lease as provided above, Landlord hereby agrees to use such Condemnation award for the restoration of the Improvements on the Demised Premises to the extent practicable. Nothing herein contained shall be deemed to prohibit Tenant from making a separate claim, against the condemnor, to the extent permitted by law, for the value of Tenant's estate hereunder, and its moveable trade fixtures, machinery and moving expenses.
                  5.04 Indemnities. Tenant shall be responsible for and shall indemnify and hold Landlord harmless from and against all damages, claims or demands that may, during the term of this Lease, arise or be occasioned from or by the condition, use or occupancy of the Demised Premises or by reason of any injury (including death) or damage to any person or property in or on the Demised Premises, unless such damages, claims or demands arise out of the negligence or willful misconduct of Landlord, its agents or employees or out of Landlord's failure to repair the Improvements as required by Paragraph 6.01 below. Landlord does hereby indemnify and hold Tenant harmless from and against any damages, claims or demands arising out of any such matters.

                  6.00  MAINTENANCE OF THE DEMISED PREMISES.
                        -----------------------------------
                  6.01 Landlord's Repair Obligations. Landlord shall, at all times during the term of this Lease, at Landlord's sole expense, maintain in good condition and repair (a) the roof, exterior walls, foundation, and structural portions of the Improvements and all portions of the electrical and plumbing systems lying outside the Improvements but serving the Improvements and
(b) the portion of the Demised Premises located outside the building, including, but not limited to, the parking lot and landscaped areas; provided, however, that Tenant shall be responsible for the routine maintenance and repair of the parking lot (excluding restriping, resealing and repaving thereof) and landscaped areas. In addition, Landlord, at Landlord's sole cost and expense, shall be responsible for the cost of all major (non-routine) repairs and/or replacement of any of the Building systems during the term, including, without limitation, the heating, ventilating and air conditioning systems, the plumbing and sewage system, the elevator system, all windows and doors within the Building, and the security and fire alarm system. In addition, Landlord, at Landlord's sole cost and expense, shall perform all repairs, alterations or modification to the Demised Premises that are necessary for the Demised Premises to remain in compliance with any existing or future laws, ordinances, orders, rules, regulations or requirements of all federal, state and municipal governments. The foregoing shall not apply to repairs, alterations or modifications made necessary solely as a result of Tenant's specific use of the Demised Premises, which repairs, alterations or modifications shall be the responsibility of Tenant. In order to clarify the responsibilities of the Landlord and Tenant with respect to the maintenance, repair and replacement of all portions of the Demised Premises, the parties have agreed to the attached Exhibit `C' as an accurate articulation of each parties responsibilities. Any modifications or additions to Exhibit `C' shall be agreed to by both parties.
                  6.02 Tenant's Repair Obligations. Except as set forth in Paragraph 6.01 above and Exhibit `C' Tenant shall, at all times during the term of this Lease, at Tenant's sole expense, maintain the interior of the Building in a good, clean, safe and orderly condition, including, without limitation, the routine maintenance and repair (but not replacement) of the heating, ventilating and air conditioning systems, elevator system, lighting system and the security and fire alarm system of the Building.
                  6.03 Surrender of the Demised Premises. Tenant shall surrender to Landlord on the last day of the final term of this Lease possession of the Demised Premises and the Improvements in good, clean and orderly condition, except for normal wear and tear and damage due to casualty, condemnation or Landlord's negligence, willful misconduct or failure to repair as required by Paragraph 6.01.
                  6.04 Personalty. All of Tenant's personal property in the Demised Premises shall be and remain at Tenant's sole risk. Landlord, its agents, employees and contractors, shall not be liable for, and Tenant hereby releases Landlord from, any and all liability for theft thereof or any damage thereto occasioned by any act of God or by any acts, omissions or negligence of any persons, other than Landlord, its agents, employees or contractors. At the time possession of the Demised Premises is surrendered, Tenant shall remove all of Tenant's personalty from the Demised Premises, and Landlord shall have the right to enter the Demised Premises subject to applicable law, and be repossessed thereof.
                  6.05 Utilities. During the term of this Lease, Tenant shall pay for all charges for water, sanitation, sewer, light, heat, gas, electricity, power, fuel, janitorial and all other utilities and services rendered or delivered to the Demised Premises. Landlord shall be responsible for all utility costs attributable to buildings other than the Building, and Tenant, during the term of the Lease, may elect to have separate utility meters or sub-meters installed at the Demised Premises, at Landlord's expense.

                  7.00 QUIET ENJOYMENT. Landlord represents and warrants to Tenant that so long as Tenant performs all the obligations of Tenant under this

Lease, Tenant shall have quiet and peaceful possession of the Demised Premises during the entire term of this Lease and Landlord shall defend Tenant's right to possession against the claims of all parties.

                  8.00 TENANT'S TRADE FIXTURES. Landlord recognizes that from time to time throughout the term hereof Tenant (or its sublessees or assigns) may place upon the Demised Premises and within the Improvements located thereon certain machinery, equipment, fixtures and trade fixtures (hereinafter collectively referred to as "trade fixtures"). Landlord further covenants that such trade fixtures shall be and remain personal property regardless of the manner in which said trade fixtures are attached or secured to the Demised Premises, that such trade fixtures shall not at any time be deemed a part of the realty, and that such trade fixtures may be removed from the Demised Premises by Tenant (or its sublessees or assigns) at any time at or prior to the termination of the term of this Lease; provided, however, that Tenant (or its sublessees or assigns) shall not have the right to remove any trade fixtures from the Demised Premises if Tenant is then in default of any of the terms and conditions hereof and provided further that the party removing said fixtures shall at its expense repair simultaneously with the removal of such trade fixtures any damage caused by such removal.

                  9.00 DEFAULT AND REMEDIES. If Tenant shall default in the payment of Monthly Rental hereunder when due and if any such default shall remain uncured for more than ten (10) calendar days after written notice from Landlord of such default; or if Tenant shall fail to cure any default of Tenant of any obligation set forth in this Lease other than such nonpayment of Monthly Rental within thirty (30) calendar days after written notice thereof from Landlord (but if such default is not susceptible to cure within such thirty (30) day period, Tenant shall not be in default if Tenant promptly commences such cure and diligently and continuously pursues the cure to completion); or if

Tenant is adjudicated bankrupt or a permanent receiver is appointed for Tenant's property; or if Tenant takes advantage of any debtor relief proceedings under any present or future law whereby any rental hereunder is, or is proposed to be, reduced or payment thereof deferred; or if Tenant makes an assignment for the benefit of creditors; or if Tenant's effects should be levied upon or attached under process against Tenant, not satisfied or dissolved or stayed by bond within ten (10) days after written notice from Landlord to Tenant to obtain satisfaction thereof; then and in any such event, Landlord shall have the right at once to terminate this Lease by written notice to Tenant, whereupon this Lease shall end and Landlord shall be entitled to pursue and recover all damages provided by North Carolina law to Landlord upon the occurrence of such default. In the event Landlord does not elect to terminate this Lease, Landlord shall have the right to collect rent from Tenant as it shall come due, provided, however, that Landlord shall, in such event, be under a good faith obligation to enter upon the Demised Premises, as Tenant's agent, and attempt to relet the Demised Premises at the best price obtainable by reasonable effort and Tenant shall be liable to Landlord for, and shall pay to Landlord monthly, any deficiency between the amount of Monthly Rental payable by Tenant hereunder and the price obtained by Landlord on reletting.
                  9.01 Cure Rights. If either Landlord or Tenant fails to perform any of its obligations hereunder after written notice from the other party, or to pay any amount due hereunder within ten (10) days of the date such payment is due, the other party shall have the right to perform such obligations or to make any payment of overdue amounts of taxes, assessments, levies, utilities, bonding of liens, insurance premiums, maintenance of the improvements on the Demised Premises, or any other amounts directly or indirectly provided to be paid by Landlord or Tenant under this Lease for such non-performing party's account and, in the case of Landlord, to immediately add such total amount paid, with interest thereon at the rate of twelve percent (12%) per annum from date of disbursement by Landlord to date of reimbursement of Landlord, to the next installment of Monthly Rental due hereunder or, in the case of Tenant, to off-set the cost to perform such obligations or the total amount paid, with interest thereon at the rate of twelve percent (12%) per annum from the date of disbursement by Tenant to the date of reimbursement to Tenant, from the next installment of Monthly Rental due hereunder, or, in the case of Landlord or Tenant, to otherwise demand immediate reimbursement thereon, with such interest, from the non-performing party.

                  10.00 SUBLETTING AND ASSIGNMENT. Tenant shall have the right to sublet the Demised Premises or to assign this Lease without the prior written consent of Landlord to any reputable party who will use the Demised Premises as permitted hereunder; provided, however, Tenant shall remain liable for all the obligations of Tenant hereunder. The proceeds from any and all such subleases or assignments shall be due and payable directly to Tenant and Landlord shall have no right thereto or interest therein.

                  11.00 SIGNS. Tenant (or its sublessees or assigns) shall have the right to install interior or exterior signs upon or within the Demised Premises, provided such signs shall not violate any applicable law or ordinance.

                  12.00  LANDLORD'S WARRANTIES.  Landlord warrants that:
                         ---------------------
                  12.01 Landlord is the owner of fee simple title to the Demised Premises and that the Demised Premises are not currently encumbered by a mortgage or deed of trust or any other encumbrance which could adversely affect Tenant's use and occupancy of the Demised Premises or which limits or prohibits the execution of this Lease by Landlord;

     12.02 Landlord does not have knowledge of any pending Condemnation or similar proceeding affecting any part of the Demised Premises;

     12.03  Landlord  does not  have  knowledge  of any  uncured  violations  of
federal,   state  or  municipal  laws,   ordinances,   orders,   regulations  or
requirements affecting any portion of the Demised Premises; and

     12.04 On the Commencement Date, there will be water, electrical, sanitary sewer and gas utility service adequate for Tenant's intended use of the Demised Premises available at the Demised Premises.

     12.05 On or before December 31, 2001, Landlord shall have completed all of the "Repairs and Maintenance" set forth in Exhibit `D' attached hereto and incorporated by reference, at Landlords sole cost and expense. Such "Repairs and Maintenance" shall be necessary in order to provide Tenant with the Premises in a condition suitable for Tenant's intended use and shall be completed in coordination with the Renovations to be done by Tenant as provided for in Paragraph 4.03 hereof as the parties shall agree. If, however, for any reason, all of the "Repairs and Maintenance" activities set forth in Exhibit `D' are not fully completed on or before December 31, 2001, then Tenant shall give Landlord written notice of the "Repairs and Maintenance" activities yet to be completed. If such remaining "Repairs and Maintenance" activities are not completed by Landlord to Tenants reasonable satisfaction within 30 days following such notice, the Tenant shall be entitled thereafter to complete all remaining unfinished "Repairs and Maintenance" activities at Tenant's expense and to deduct the costs of such "Repairs and Maintenance" activities completed by Tenant from any and all subsequent Monthly Rental payments due Landlord (as provided in Paragraph 3.01 hereof) until the Tenant has fully recovered all costs incurred by Tenant in making such "Repairs and Maintenance."

                  13.00 HOLDING OVER. If Tenant remains in possession of the Demised Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of Landlord and Tenant, Tenant shall then be a tenant at will of Landlord at one hundred twenty-five percent (125%) of the Monthly Rental in effect at the end of the term hereof and there shall be no extension or renewal of this Lease by operation of law.

                  14.00 SHORT FORM LEASE. Landlord and Tenant hereby agree, upon request of either Landlord or Tenant, to enter into a Short Form of this Lease setting out (a) the names of the parties hereto, (b) the description of the Demised Premises, (c) the dates of this Lease and the Commencement Date of the term hereof and (d) and Tenant's rights to purchase the Demised Premises, as set forth in Paragraphs 16.00 and 17.00 hereof. Such Short Form Lease shall be in writing, duly executed by Landlord and Tenant and shall be properly witnessed and acknowledged for recording under the laws of the State of North Carolina.

                  15.00 NOTICES. All notices required or permitted to be given to Landlord under this Lease shall be sent to Landlord at P.O. Box 2104 Burlington, North Carolina 27216-2104, and all notices required or permitted to be given to Tenant shall be sent to Tenant at the Demised Premises, Attention:
Vice President - Operations, fax no.(336) 229-4471, with a copy to Tenant's executive offices at 402 West County Road D, Saint Paul, Minnesota 55112,
Attention: Chief Financial Officer, fax no. (651) 286-6299, unless either party notifies the other in writing of a change of address. All notices given hereunder may be given by certified mail, hand delivery, nationally recognized overnight delivery service or by facsimile and shall be deemed given when deposited for delivery or transmission by an approved method; provided, however, that the time period for any response to such notice shall begin to run only upon actual receipt or when delivery is refused or cannot be accomplished because the party has moved and has not provided the other party with notice of its new address by notice as provided herein.

                  16.00 RIGHT OF FIRST REFUSAL TO PURCHASE. Landlord does hereby grant to Tenant a right of first refusal to purchase the Demised Premises. If, at any time during the term of this Lease, Landlord receives a bona fide offer to purchase the Demised Premises which Landlord is willing to accept, Landlord shall notify Tenant in writing of such offer and shall specify, in detail, the terms of such offer. Tenant shall have thirty (30) days from his receipt of such notice to notify Landlord in writing whether or not Tenant elects to purchase the Demised Premises. If Tenant does so notify Landlord that it exercises the right of first refusal, Tenant shall purchase the Demised Premises in accordance with the terms set forth in Landlord's offer; provided, however, that Tenant shall not be obligated to close the purchase of the Demised Premises any earlier than ninety (90) days following the date of Landlord's notice to Tenant.

     17.00 OPTION TO PURCHASE.

     17.01 Landlord hereby grants to Tenant the exclusive option and right (the "Purchase Option") to purchase the Demised Premises from Landlord upon the terms and conditions set forth herein.

     17.02 The Purchase Option shall be exercisable by Tenant at any time from the Commencement Date through the end of the term (as the same may be extended) by giving written notice to Landlord of such exercise (the "Option Notice").

     17.03 The purchase price (the "Purchase Price") of the Demised Premises in the event the Purchase Option is properly and timely exercised shall be equal to the "Fair Market Value" of the Demised Premises on the date the Option Notice is delivered, as calculated below:

                           (a) Landlord shall, within thirty (30) days after the
                  receipt of Tenant's Option Notice, notify Tenant in writing of Landlord's reasonable determination of the Fair Market Value for the Demised Premises. Tenant shall have thirty (30) days from its receipt of Landlord's notice to notify Landlord in writing whether Tenant agrees with Landlord's determination of the Fair Market Value or whether Tenant elects to determine the Fair Market Value in the manner set forth below. If Tenant does not notify Landlord of such election within thirty (30) days of its receipt of Landlord's notice, Fair Market Value for the Demised Premises shall be determined in the manner set forth in sub-paragraph (b) below. The phrase "Fair Market Value" shall mean the then prevailing fair market value for the Demised Premises calculated on a per square foot or per acre basis for improved property comparable to the Demised Premises (as adjusted for any variances between such property and the Demised Premises and subject to the existence and terms of this Lease) located in the area of Burlington, North Carolina (hereinafter referred to as the "Market Area").
                           (b) In the event that Tenant fails to notify Landlord
                  that Tenant agrees with Landlord's determination of the Fair Market Value and that Tenant elects to determine the Fair Market Value via appraisal, then Tenant shall specify to Landlord Tenant's selection of a real estate appraiser who shall act on Tenant's behalf in determining the Fair Market Value. Within twenty (20) days after Landlord's receipt of Tenant's selection of a real estate appraiser, Landlord, by written notice to Tenant, shall designate a real estate appraiser who shall act on Landlord's behalf in the determination of the Fair Market Value. Within twenty (20) days of the selection of Landlord's appraiser, the two (2) appraisers shall render a joint written determination of the Fair Market Value, which determination shall take into consideration any differences between the Demised Premises and other improved properties comparable to the Demised Premises located in the Market Area, including without limitation age, location, setting and type of building and the existence and terms of this Lease. This determination shall also take into account the value of any improvements or alterations to the Demised Premises which have been amortized by Landlord over the term of the Lease. If the two (2) appraisers are unable to agree upon a joint written determination within said twenty
                  (20) day period, the two appraisers shall select a third appraiser within such twenty (20) day period. Within twenty
                  (20) days after the appointment of the third appraiser, the third appraiser shall render a final written determination of the Fair Market Value by selecting, without change, the determination of one (1) of the original appraisers as to the Fair Market Value. All appraisers selected in accordance with this subparagraph shall have at least ten (10) years prior experience in the commercial real estate market of the Market Area and shall be members of the American Institute of Real Estate Appraisers or similar professional organization. If either Landlord or Tenant fails or refuses to select an appraiser, the other appraiser shall alone determine the Fair Market Value. Landlord shall bear the fee and expenses of its appraiser; Tenant shall bear the fee and expenses of its appraiser; and Landlord and Tenant shall share equally the fee and expenses of the third appraiser, if any.
                           (c) In the event that Tenant is not, for any reason,
                  satisfied with the determination of Fair Market Value made pursuant to sub-paragraph (b) above, Tenant may, within ten
                  (10) days following such determination, revoke its Option Notice by written notice to Landlord, and shall thereafter have no obligation to purchase the Demised Premises pursuant hereto; provided, however, that such revocation shall not impair Tenant's ability to again exercise its Purchase Option in the future in accordance with the terms of this Paragraph 17.

     17.04 The closing or settlement ("Closing") of the sale of the Demised Premises contemplated hereby shall be held at the offices of Landlord's attorney, during regular business hours on or before the date which is sixty
(60) calendar days following the giving of the Option Notice or thirty (30) days following the determination of Fair Market Value, whichever is later. The exact time and date of Closing shall be selected by Tenant by written notice given to Landlord at least five (5) days prior to the date so specified.

     17.05 At Closing, Landlord shall convey fee simple title to the Demised Premises to Tenant by limited warranty deed, which shall expressly be made subject to all matters of record except for past due monetary liens and any security deeds, mortgages, deeds of trust or other financing created by Landlord, which Landlord shall be obligated to pay off and discharge at Closing. Landlord shall execute and deliver reasonable evidence of authority and existence, evidence of non-foreign status required by the Internal Revenue Code (without which tax will be withheld as required by law), a closing statement, an owner's affidavit of title (in substantially the form required by Lawyers Title Insurance Company, Chicago Title Insurance Company or another national title insurance company reasonably approved by Landlord (the "Title Company")), and other documents which are customarily required by the title company at the time of Closing to issue its extended coverage owner's title insurance policy. Seller shall pay the State transfer tax payable in connection with conveyance of the Demised Premises. All other costs of Closing shall be paid in the manner customary in North Carolina. Ad valorem taxes assessed against the Demised Premises for the year in which the Closing occurs shall be prorated as of the day of Closing.

                  18.00    ENVIRONMENTAL MATTERS.
                           ---------------------
                  18.01    Definitions.  For purposes of this Lease:
                           -----------

     (a) "Contamination" as used herein means the uncontained or uncontrolled presence of or release of Hazardous Substances (as hereinafter defined) into any environmental medium from, upon, within, below, into or on any portion of the Demised Premises so as to require remediation, cleanup or investigation under any applicable Environmental Law (as hereinafter defined).

     (b) "Environmental Laws" as used herein means all federal, state, and local laws, regulations, orders, permits, ordinances or other requirements, which exist now or as may exist hereafter, concerning protection of human health, safety and the environment, all as may be amended from time to time. (c) "Hazardous Substances" as used herein means any hazardous or toxic substance, material, chemical, pollutant, contaminant or waste as those terms are defined by any applicable Environmental Laws (including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq. ("CERCLA") and the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. "RCRA") and any solid wastes, polychlorinated biphenyls, urea formaldehyde, asbestos, radioactive materials, radon, explosives, petroleum products and oil.

     18.02 Landlord's Representations and Warranties. Landlord represents that it has delivered to Tenant copies of all existing environmental reports, Phase I reports, or other documentation concerning the environmental condition of the Demised Premises now in Landlord's possession (collectively, the "Environmental Reports"), that it has not treated, stored or disposed of Hazardous Substances upon or within the Demised Premises, that to Landlord's best knowledge except as revealed in the Environmental Reports, no Hazardous Substances are present on or under the Demised Premises as of the date of this

Lease, and that Landlord's activities on the Demised Premises prior to the date of this Lease have been conducted in compliance with Environmental Laws.

     18.03 Tenant's Representations and Warranties. Tenant represents that all its activities on the Demised Premises during the course of this Lease will be conducted in compliance with Environmental Laws.

                  18.04 Indemnification. Landlord shall and hereby does indemnify Tenant and hold and defend Tenant harmless from and against any and all expense, loss, and liability suffered by Tenant (except to the extent that such expenses, losses, and liabilities arise out of Tenant's own negligence or willful act, for which Tenant shall indemnify Landlord), by reason of the storage, generation, handling, treatment, transportation, disposal, or arrangement for transportation or disposal, of any Hazardous Substances (whether accidental, intentional, or negligent) by or for Landlord or any other party (other than Tenant), at any time either prior to, during or after the term of this Lease, or by reason of Landlord's breach of any of the provisions of this
Section 18. Such expenses, losses and liabilities shall include, without limitation, (i) any and all expenses that Tenant may incur in the nature of consequential damages, including, without limitation, the loss of use of the Demised Premises, lost profits and loss of business as a result of the foregoing; (ii) any and all expenses that Tenant may incur to comply with any Environmental Laws; (iii) any and all costs that Tenant may incur in studying or remedying any Contamination at or arising from the Demised Premises; (iv) any and all costs that Tenant may incur in studying, removing, disposing or otherwise addressing any Hazardous Substances; (v) any and all fines, penalties or other sanctions assessed upon Tenant; and (vi) any and all reasonable legal and professional fees and costs incurred by Tenant in connection with the foregoing. The indemnity contained herein shall survive the expiration or earlier termination of this Lease.

                  19.00 TEMPORARY ABATEMENT OF RENT. Landlord and Tenant acknowledge and agree that as of the date hereof the entire Premises is not ready for use and occupancy by Tenant due to in part to the completion of necessary improvements and repairs and in part to the fact that certain other tenants ("Third Party Tenants") continue to occupy space within the Demised Premises. Therefore, in order to reasonably accommodate both Landlord and Tenant, the parties agree to work cooperatively during the balance of the calendar year 2001 to enable Landlord to remove the remaining Third Party Tenants in a manner designed to minimize cost and expense and to allow Tenant to take over and pay for the additional space in the Demised Premises as that space is actually used by Tenant, all subject to the mutual understanding that no later then December 31, 2001 all Third Party Tenants shall have been removed by Landlord and Tenant shall commence paying rent on all the 39,485.6 usable square feet comprising the Demised Premises pursuant to rent rate set forth in Paragraph 3.01 hereof. Notwithstanding anything in Paragraph 3.01 to the contrary, however, until the earlier of December 31, 2001 or the date upon which Tenant is occupying all 39,485.6 square feet, Tenant shall pay monthly rent in accordance with this Paragraph 19. Effective as of the date hereof, Tenant shall continue to pay monthly gross rent at an annual gross rent rate of $5.38 per square foot on all space actually used by Tenant (currently 35,644.4 square feet) (including any area under renovation by Tenant). Each month until the Demised Premises is fully occupied by Tenant, Landlord shall submit a statement setting forth the square footage occupied by Tenant upon which footage the $5.38 is to be paid. Landlord shall continue to pay all operating expenses, utilities, taxes and insurance on the Demised Premises until the Premises is fully occupied by Tenant and the provisions of Paragraph 3.01 with respect to the rent payment due under Paragraph 3.01 become effective as provided herein. In addition Tenant shall pay to Landlord as additional monthly rent interest (at a 9.5% annual rate) on any portion of the $600,000 of the Renovation Allowance that Landlord has advanced to pay such renovation expenses as provided for in Paragraph 4.03 hereof. The parties also agree that any Third-Party Tenants, whose leases and possessory rights in the Demised Premises have not yet been terminated, shall be terminated by Landlord upon the receipt of sixty (60) days notice from Tenant or upon Landlord giving sixty (60) days notice to Tenant, whichever shall first occur. Until such possessory rights are terminated and such "Third-Party Tenants have in fact vacated the Building, the Tenant shall pay rent in accordance with this Paragraph 19.

                  20.00 BROKERAGE. Landlord and Tenant warrant that they have had no dealings with any broker or agent to whom a commission is due in connection with the negotiation or execution of this Lease, and Landlord and Tenant agree to indemnify each other against all costs, expenses, attorneys' fees or other liability for commissions or other compensation or charges claimed by any broker or agent claiming the same by, through or under Landlord or Tenant, or as the case may be.

                  21.00 FUTURE EXPANSION. Landlord and Tenant acknowledge and agree that Tenant may desire in the future to expand the size of the Demised Premises and the Building to include certain property adjacent to the Property, now owned by various third parties as more particularly shown on the plat attached hereto as Exhibit B (the "Expansion Property"). Upon Tenant's request, Landlord agrees to use its best efforts to secure options to purchase the Expansion Property from the owners thereof on terms and conditions satisfactory to Tenant and to cooperate with Tenant in connection with any necessary rezoning of the Expansion Property required in order to allow Tenant to conduct its operations thereon.

                  22.00 MISCELLANEOUS. The Lease contains the entire agreement of the parties hereto, and no modification of this Lease shall be binding unless in writing, duly executed by all the parties hereto. If any provision hereof shall be declared invalid as offending any applicable law, the remaining provisions of this Lease shall continue in full force and effect. The terms, conditions and provisions of this Lease shall be binding upon Landlord and Tenant and their respective heirs, executors, administrators, legal representatives, successors and assigns and shall be interpreted in accordance with the substantive law of North Carolina. The failure of either party at any time to require performance by the other of any provision of this Lease will not affect that party's right to enforce that provision, nor will the waiver by either party of any breach of any provision of this Lease constitute a waiver of any further breach of the same provision or any other provision. The parties may execute this Lease in any number of counterparts and all those counterparts taken together will constitute a single agreement.

     IN WITNESS WHEREOF, Landlord and Tenant have set their hands and seals hereunto and have caused this Lease to be executed on their behalf in their names under seal, the day and year first above written.


AS TO Landlord:                            LANDLORD:

Signed, sealed and delivered in the
presence of:
                                           ____________________________(SEAL)
                                           Samuel C. Powell

--------------------------------
[Unofficial Witness]
                                           ____________________________(SEAL)
________________________________           Karen G. Powell
[Witness] [Notary Public]

(Affix seal and date of expiration of
commission)

AS TO Tenant:                              TENANT:

Signed, sealed and delivered in the
presence of:                               MEDTOX SCIENTIFIC, INC.,
                                           a Delaware corporation

                                           By:______________________________
________________________________                 Name: James Lockhart
[Unofficial Witness]                             Title: VP Fin. and Admin.

--------------------------------
[Witness] [Notary Public]

(Affix seal and date of expiration of
commission)

                                    EXHIBIT A

                           Description of the Building

The "Nova Building" is a two-story facility with a penthouse located at 1238 Anthony Road, in the City of Burlington, County of Alamance in North Carolina. The subject building is zoned for light industrial use and contains approximately 40,000 sq. ft. of combined office and manufacturing space along with adjacent grounds and parking facilities. The subject building fronts on Anthony Road at the intersection with Nova Lane. The subject property was constructed in 1981 and is rectangular in shape.

                                   EXHIBIT A-1

                                  The Property

The "Nova Building" and related parking area comprising approximately 3.5 to 4.0 acres out of a parent tract of land comprised of 7.134 acres identified as lot 6-6-38 in the Alamance County tax records in Graham Township. Lot 6-6-38 is owned by Samuel C. and Karen G. Powell.

                                    EXHIBIT B

                             The Expansion Property

                                    EXHIBIT C

                 Ongoing Repair and Maintenance Responsibilities

           Item                                         Repairs / Maintains / Replaces
-------------------------------                         -----------------------------------------------------
Mowing the grass/seeding                                MEDTOX-Routine Repairs/Maintenance
Powell maintains currently                              POWELL-Replaces
-------------------------------                         -----------------------------------------------------
Landscaped area maintenance                             MEDTOX-Routine Repairs/Maintenance
Powell maintains currently                              POWELL-Replaces
-------------------------------                         -----------------------------------------------------
External parking lot lights                             MEDTOX-Replaces (bulbs only)
Powell maintains currently                              POWELL-Repairs/Maintenance
-------------------------------                         -----------------------------------------------------
Parking lot                                             MEDTOX-Routine Repairs/Maintenance (excluding
Powell maintains currently                              re-striping, re-sealing and re-paving)
                                                        POWELL-Replaces
-------------------------------                         -----------------------------------------------------
External signage                                        MEDTOX-Repairs/Maintains/Replaces
Powell maintains currently
-------------------------------                         -----------------------------------------------------
Window washing                                          MEDTOX-Routine Repairs/Maintenance
Powell maintains currently                              POWELL-Replaces
-------------------------------                         -----------------------------------------------------
Roof (leaks, damage, etc.)                              POWELL-Repairs/Maintains/Replaces
Powell maintains currently
-------------------------------                         -----------------------------------------------------
Exterior walls                                          POWELL-Repairs/Maintains/Replaces
Powell maintains currently
-------------------------------                         -----------------------------------------------------
Foundation                                              POWELL-Repairs/Maintains/Replaces
Powell maintains currently
-------------------------------                         -----------------------------------------------------
Structural portions                                     POWELL-Repairs/Maintains/Replaces
Powell maintains currently
-------------------------------                         -----------------------------------------------------
External plumbing                                       POWELL-Repairs/Maintains/Replaces
Powell maintains currently
-------------------------------                         -----------------------------------------------------
External electrical                                     POWELL-Repairs/Maintains/Replaces
Powell maintains currently
-------------------------------                         -----------------------------------------------------

------------------------------------------------------- -----------------------------------------------------
External natural gas                                    POWELL-Repairs/Maintains/Replaces
Powell maintains currently
------------------------------------------------------- -----------------------------------------------------
External water lines                                    POWELL-Repairs/Maintains/Replaces
Powell maintains currently
------------------------------------------------------- -----------------------------------------------------
External sewer lines                                    POWELL-Repairs/Maintains/Replaces
Powell maintains currently
------------------------------------------------------- -----------------------------------------------------
External HVAC gas packs (~9 each)                       POWELL-Repairs/Replaces
Powell maintains currently                              MEDTOX - Maintains
------------------------------------------------------- -----------------------------------------------------
External HVAC electric heat pumps (2 each)              POWELL-Repairs/Maintains/Replaces
Powell maintains currently
------------------------------------------------------- -----------------------------------------------------
External facility window (exclusive of washing)         POWELL-Repairs/Maintains/Replaces
Powell maintains currently
------------------------------------------------------- -----------------------------------------------------
External facility doors                                 POWELL-Repairs/Maintains/Replaces
Powell maintains currently
------------------------------------------------------- -----------------------------------------------------
Trash container/pickup                                  MEDTOX-Maintains
Powell maintains currently
------------------------------------------------------- -----------------------------------------------------
Cardboard container/pickup                              MEDTOX-Maintains
MEDTOX maintains currently
------------------------------------------------------- -----------------------------------------------------
Internal HVAC ductwork & coils                          MEDTOX-Routine Repairs/Maintenance
Powell maintains currently                              POWELL-Replaces
------------------------------------------------------- -----------------------------------------------------
Hot water boiler for heating system                     MEDTOX-Routine Repairs/Maintenance
Powell maintains currently                              POWELL-Replaces
------------------------------------------------------- -----------------------------------------------------
Heat  exchanger/blower  for boiler  heating             MEDTOX-Routine Repairs/Maintenance
system (7 each)                                         POWELL-Replaces
Powell maintains currently
------------------------------------------------------- -----------------------------------------------------
Internal plumbing                                       MEDTOX-Routine Repairs/Maintenance
Powell maintains currently                              POWELL-Replaces
------------------------------------------------------- -----------------------------------------------------

------------------------------------------------------- -----------------------------------------------------
Internal electrical                                     MEDTOX-Routine Repairs/Maintenance
MEDTOX maintains currently                              POWELL-Replaces
------------------------------------------------------- -----------------------------------------------------
Internal natural gas                                    MEDTOX-Routine Repairs/Maintenance
Powell maintains currently                              POWELL-Replaces
------------------------------------------------------- -----------------------------------------------------
Internal water lines                                    MEDTOX-Routine Repairs/Maintenance
Powell maintains currently                              POWELL-Replaces
------------------------------------------------------- -----------------------------------------------------
Internal compressed air lines                           MEDTOX-Routine Repairs/Maintenance
MEDTOX maintains currently                              POWELL-Replaces
------------------------------------------------------- -----------------------------------------------------
Air compressors (2 each)                                MEDTOX-Repairs/Maintains/Replaces
(purchased by MEDTOX)
MEDTOX maintains currently
------------------------------------------------------- -----------------------------------------------------
Refrigerated air dryers (2 each)                         MEDTOX-Repairs/Maintains/Replaces
(purchased by MEDTOX)
MEDTOX maintains currently
------------------------------------------------------- -----------------------------------------------------
Internal sewer lines                                    MEDTOX-Routine Repairs/Maintenance
Powell maintains currently                              POWELL-Replaces
------------------------------------------------------- -----------------------------------------------------
Hot water heater                                        MEDTOX-Routine Repairs/Maintenance
Powell maintains currently                              POWELL-Replaces
------------------------------------------------------- -----------------------------------------------------
Elevator system                                         MEDTOX-Routine Repairs/Maintenance
Powell maintains currently                              POWELL-Replaces
------------------------------------------------------- -----------------------------------------------------
Dehumidification system                                 MEDTOX-Repairs/Maintains/Replaces
(purchased by MEDTOX)
MEDTOX maintains currently
------------------------------------------------------- -----------------------------------------------------
Fire extinguishers                                      MEDTOX-Routine Repairs/Maintenance
(came with building)                                    POWELL-Replaces
MEDTOX maintains currently
------------------------------------------------------- -----------------------------------------------------
Fire Alarm System                                       POWELL-Repairs/Maintains/Replaces
(Simplex and Wells Fargo)
MEDTOX maintains currently (Simplex system came with
building and MEDTOX purchased Wells Fargo system)
------------------------------------------------------- -----------------------------------------------------

------------------------------------------------------- -----------------------------------------------------
External Security System (ADT)                          MEDTOX-Repairs/Maintains/Replaces
(doors, windows, openings, etc.)
MEDTOX maintains currently (MEDTOX
purchased ADT system)
------------------------------------------------------- -----------------------------------------------------
Internal Security System (ADT)                          MEDTOX-Repairs/Maintains/Replaces
(equipment monitoring and notification)
MEDTOX maintains currently (MEDTOX
purchased ADT system)
------------------------------------------------------- -----------------------------------------------------
Internal facility windows                               MEDTOX-Routine Repairs/Maintenance
Powell maintains currently                              POWELL-Replaces
------------------------------------------------------- -----------------------------------------------------
Internal facility doors                                 MEDTOX-Repairs/Maintains/Replaces
MEDTOX maintains currently
------------------------------------------------------- -----------------------------------------------------
Overhead shipping doors (2 each)                        MEDTOX-Repairs/Maintains/Replaces
MEDTOX maintains currently
------------------------------------------------------- -----------------------------------------------------
Emergency lighting system                               MEDTOX-Routine Repairs/Maintenance
MEDTOX maintains currently                              POWELL-Replaces
------------------------------------------------------- -----------------------------------------------------
Internal flooring                                       MEDTOX-Routine Repairs/Maintenance
MEDTOX maintains currently (our areas)                  POWELL-Replaces (50% of total cost)
                                                        MEDTOX - Replaces (50% of total costs)
------------------------------------------------------- -----------------------------------------------------
Internal housekeeping                                   MEDTOX-Routine Repairs/Maintains
MEDTOX maintains currently (our areas)
------------------------------------------------------- -----------------------------------------------------
Internal ceiling tiles                                  MEDTOX-Repairs/Maintains
Powell maintains currently                              POWELL-Replaces (if water damaged from roof leaks)
------------------------------------------------------- -----------------------------------------------------
Internal lighting                                       MEDTOX-Routine Repairs/Maintenance
MEDTOX maintains currently                              POWELL-Replaces
------------------------------------------------------- -----------------------------------------------------

                                    Exhibit D

                       Repairs and Maintenance Activities
                           to be completed by Landlord
                             on or before 12/31/2001

1. Patch, reseal and stripe the asphalt parking lot areas (to identify 1 handicapped space, identify visitor spaces on side parking lot, and remainder as employee parking spaces) per Property Condition Survey1.

2. Install Site lighting at the rear and southeast corner of the building per Property Condition Survey1.

3. Secure door to Air Duct room to avoid injury due to inadequate flooring per Property Condition Survey1.

4.   Install  HVAC  unit  in  break  room  area  if  required,   after  building
     renovation.

5. Increase HVAC capacity to improve QC/QA Department cooling & heating if required, after building renovation.

6.   Handle  all  existing  tenant  issues  regarding   vacating  the  premises,
     equipment removal and preparing/cleaning the area for MEDTOX move-in.

7. Separate utilities outside the Nova building by placing "watts usage meters" on incoming lines to monitor and charge-back costs (current usage watts X current KW/hr cost) to Landlord, or installing separate metered and billed line(s) from utility company(s).

8. Seal openings through roof due to hoods and inactive fans by leaving hoods/fans on roof and sealing roof from inside with appropriate vapor barrier materials to reduce the overall humidity levels in the Nova building. Seal all openings/holes/etc. in walls, floors, etc. to outside to reduce overall building humidity levels.

9. Remove all inactive HVAC equipment, roofing materials, etc. from Penthouse area to provide racked record document storage per Property Condition Survey1.

10. Remove all asbestos containing floor tiles and replace as necessary in conjunction with MEDTOX facility renovations (EPOXY COVERING WILL PREVENT NEED FOR REMOVAL...LANDLORD TO PAY FOR THIS IMPROVEMENT) per Property Condition Survey1.

11. Install roof drains in "low areas" to remove excessive standing water on roof per Property Condition Survey1.

12.  Repaint Lobby ceiling, which is stained from water leakage.

13. Provide suitable hot water for operations in building by upgrading current residential hot water heater to commercial grade hot water heater with larger capacity per Property Condition Survey1.

14. Repair lower shipping dock leaks in overhead covering and leaks in guttering around overhead covering.

15. Remove discarded conduit from roof and scrap conduit/metal studs from Penthouse area per Property Condition Survey1.

16.  Repair and re-key all external door locks.

17. Replace external residential style glass door in Olympic Labs with a commercial grade metal door and re-key to external door locks.

18. Restore upper dock to original condition by removing outside walls, door, covering, etc. to facilitate shipping/receiving operations by MEDTOX.

19. Remove water softener and well storage tank from warehouse S2 (old Geoscience area).

20. Upgrade and renovate all restrooms (8 each). Several sinks are rusting and porcelain is chipping off per Property Condition Survey1.

21. Restore all emergency lighting and exit signage by repairing or replacing bulbs, batteries, chargers, signage, etc. per Property Condition Survey1.

22.  Replace carpet (worn and stained) in Lobby.

23.  Repair or replace torn, worn or unattached wallpaper.

24. Repair hole in the poured concrete wall to outside from Olympic Labs area (Geoscience had a fan/blower installed at one time).

25. Power wash external concrete slabs on building, concrete walkways and entranceways to remove mold and residue buildup.

26. Replace fireproofing in missing area above first floor warehouse per Property Condition Survey1.

27. Seal joints between front stairwell slab and masonry retaining wall per Property Condition Survey1.

28. Repair/replace aluminum siding pulled away from building addition on east side per Property Condition Survey1.

29.  Repair  all  roof  leaks  as  necessary:
     a.  Library/Conference Room
     b.  Administrative area and remove gutter/bucket system
     c.  Upstairs production area around HVAC unit
     d.  DOD room area
     e.  Skylight in Lobby



  1 Property Condition Survey report by Environmental Investigations, Inc. (for Atlantic Partners, Ltd.) of NOVA Building conducted on June 8, 2000.